UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2026
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

530 Lytton Avenue, Suite 301
Palo Alto,	California		94301
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2026, Upwork Inc., or the Company, will hold a conference call regarding its financial results for the quarter ended March 31, 2026. The Company issued a press release announcing its financial results for the quarter ended March 31, 2026. The full text of the press release is attached as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Securities Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to certain financial measures not prepared in accordance with generally accepted accounting principles in the United States, or GAAP, in the press release and the conference call. A reconciliation of GAAP to these non-GAAP results is provided in the press release attached as Exhibit 99.1 to this report.

The Company uses its Investor Relations website (investors.upwork.com), its blog (upwork.com/blog), its X handle (twitter.com/Upwork), Hayden Brown’s X handle (twitter.com/hydnbrwn) and LinkedIn profile (linkedin.com/in/haydenlbrown), and Erica Gessert's LinkedIn profile (linkedin.com/in/erica-gessert) as means of disseminating or providing notification of, among other things, news or announcements regarding its business or financial performance, investor events, press releases, and earnings releases, and as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. The content of the Company's websites and information that the Company may post on or provide to online and social media channels, including those mentioned above, and information that can be accessed through the Company's websites or these online and social media channels are not incorporated by reference into this report or in any other report or document the Company files with the Securities and Exchange Commission, and any references to the Company's websites or these online and social media channels are intended to be inactive textual references only.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 7, 2026, the Company announced a restructuring plan, or the Restructuring Plan, intended to build a more efficient operating model and position the Company for profitable growth as the nature of work evolves. The Restructuring Plan includes an expected reduction of the Company’s total workforce by approximately 24%. The Company expects execution of the Restructuring Plan to be substantially complete in the fourth quarter of 2026.

In connection with these actions, the Company estimates that it will incur approximately $16 million to $23 million in pre-tax restructuring charges to its GAAP financial results, consisting primarily of severance and other one-time termination costs for the Company’s impacted workforce. The Company expects most of these charges to be cash expenditures and to be recognized over the next two to three quarters, with the majority of these charges being recognized in the second quarter of 2026.

The estimates of the expenses that the Company expects to incur in connection with the Restructuring Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Restructuring Plan.

Item 7.01 Regulation FD Disclosure.

On May 7, 2026, the Company issued a press release announcing the Restructuring Plan. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements, including statements regarding the anticipated impact of the Restructuring Plan, the number of positions affected by the Restructuring Plan, the estimated restructuring expenses associated with the Restructuring Plan, and the time frame for completion of and recognition of charges associated with the Restructuring Plan.

The Company has based these forward-looking statements largely on its current expectations and projections as of the date hereof about future events and trends that the Company believes may affect its financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. As such, they are subject to inherent uncertainties, known and unknown risks, and changes in circumstances that are difficult to predict and in many cases outside the Company’s control, including possible changes in the size and timing of the related expenses, and you should not place undue reliance on such forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. The Company makes no representation that the plans, intentions, expectations, or results disclosed in these forward-looking statements will be achieved or that future events and circumstances will occur, and actual results or events may differ materially and adversely from the Company’s expectations. The forward-looking statements are made as of the date hereof, and the Company does not undertake, and expressly disclaims, any obligation to update or revise any forward-looking statements, conform these statements to actual results, or make changes in its expectations, except as required by law. Additional information regarding the risks and uncertainties that could cause actual results to differ materially from the Company’s expectations is included under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 13, 2026, and in the Company’s other SEC filings, which are available on the Company’s Investor Relations website at investors.upwork.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth under the caption “Risk Factors” in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2026, when filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: May 7, 2026	By:	/s/ Erica Gessert
Erica Gessert Chief Financial Officer